EUROTECH, LTD.
                             1216 16th Street, N.W.
                             Washington, D.C. 20036

                                                              September 28, 2000


Woodward LLC
Corporate Center
West Bay Road
Grand Cayman, Cayman Islands

           Re: Amendment to March 2, 2000 Letter between the Parties

Gentlemen:

         Eurotech, LTD and Woodward hereby agree to amend the letter agreement dated March 2, 2000 between the parties ("Letter") solely with respect to number of reset periods as follows:

There shall be four reset periods, each of one calendar month duration (20 trading days) starting September 5, 2000. Each resct period covers 25% of the principal amount of the draw down (i.e. 300,000 shares per reset period).

         All other terms of the Letter shall remain in full force and effect.

         If the above comports with your understanding, would you please be kind enough to sign below and return via telecopier.


                                             Very truly yours,


                                             EUROTECH, Ltd.

                                             By: /s/ Don V. Hahnfeldt
                                                -------------------------------



AGREED & ACCEPTED:

WOODWARD LLC

By: /s/ signature
   ---------------------------
   Navigator Management Ltd.
   Director